SIXTH AMENDMENT TO TRANSITION SERVICES AGREEMENT WHEREAS, as of October 31, 2013, the parties hereto entered into a Transition Services Agreement, as amended (the "Agreement") regarding certain transitional support services to be provided to Marcus & Millichap, Inc. WHEREAS, on March 2, 2015, a First Amendment was entered into with respect to Schedule 1.02 Legal. WHEREAS, on March 6, 2017, a Second Amendment was entered into with respect to Schedule 1.02 Legal. WHEREAS, on February 19, 2019, a Third Amendment was entered into with respect to Schedule 1.02 Legal. WHEREAS, on February 19, 2021, a Fourth Amendment was entered into with respect to Schedule 1.02 Legal. WHEREAS, on February 19, 2023, a Fifth Amendment was entered into with respect to Schedule 1.02 Legal. WHEREAS, the parties desire to further amend Schedule 1.02 Legal attached hereto as Exhibit A, to extend the term by twenty-four (24) months. NOW, THEREFORE, in consideration of the provisions contained herein, the parties hereto agree as follows: 1. Amended Schedule 1.02. As provided for in Section 1.1(b) of the Agreement, the Transition Services Agreement is hereby amended effective as of February 19, 2025, by amending Schedule 1.02 Legal, attached hereto as Exhibit A. 2. Effect of Amendment. All other provisions of the Agreement remain in effect without modification. IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to Transition Services Agreement to be effective as of February 19, 2025. MARCUS & MILLICHAP, INC. By: ___________________________ Name: Steven F. DeGennaro Title: Chief Financial Officer MARCUS & MILLICHAP COMPANY By: ___________________________ Name: Geoff Bedrosian Title: Chief Financial Officer /s/ Steven F. DeGennaro /s/ Geoff Bedrosian

AMENDED Schedule 1.02 Legal Provider: Marcus & Millichap Company Recipient(s): Marcus & Millichap, Inc. (“MMI”) Description of Service: In-house legal services relating to certain corporate and securities matters, including without limitation, corporate governance, SEC filings, the omnibus equity plan, employment matters and matters involving the company's board of directors, shareholders and lenders, on an as-needed basis. Payment: A quarterly retainer fee of $5,000, plus a monthly fee based on the amount of time incurred for the described services on an as-needed basis. Time Period: Up to 24 months from the Effective Date Notice Period for Deletion of Transition Services: 30 days Other Material Terms: Services to be covered by MMI insurance where appropriate Service Coordinator for Provider: Robert Kennis Service Coordinator for Recipient: Hessam Nadji or Mark Cortell Effective Date: February 19, 2025